SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549



                                  FORM 8-K


                               CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                              DECEMBER 21, 1998
              Date of Report (Date of earliest event reported)


                       UNIROYAL CHEMICAL COMPANY, INC.
              (Exact name of registrant as specified in charter)



    NEW JERSEY                        33-66740               06-1148490
(State or other jurisdiction   (Commission file number)     (IRS employer
 of incorporation)                                           identification
                                                              no.)


  BENSON ROAD, MIDDLEBURY, CONNECTICUT                        06749
(Address of principal executive offices)                    (Zip Code)



                                  (203) 573-2000
                   (Registrant's telephone number, including area code)




The Registrant is not required by Section 13 or 15(d) of the Securities Exchange Act of 1934 ("Exchange Act") to file this report, which is being filed to comply with certain provisions of the indentures applicable to two series of outstanding public debt of the Registrant.

   * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

     On November 20, 1998, Crompton & Knowles Corporation ("C&K") and Bayer AG, Germany, represented by its United States subsidiary, Bayer Corporation ("Bayer") concluded agreements to form joint ventures to serve the agricultural seed treatment markets in Canada, Mexico and the United States. The business previously operated by Gustafson, Inc. ("Gustafson"), a unit of the Registrant, a wholly owned subsidiary of C & K, forms the basis of the 50/50 joint ventures. Bayer acquired its 50 percent interest in the seed treatment joint ventures for $180 million. The U.S. joint venture will be headquartered in Plano, Texas under the former Gustafson management.

     The transaction resulted in a pre-tax gain to the Registrant of approximately $150 million after giving effect to net assets transferred of approximately $25 million and certain closing costs.

     The crop protection businesses of the Registrant and Bayer will continue to operate independently, except for these seed treatment joint ventures.

ITEM 5.       OTHER EVENTS.

     On December 9, 1998, Uniroyal Chemical Corporation, a Delaware corporation, was merged with and into the Registrant, with the Registrant being the surviving corporation ("Merger"). The Registrant was a wholly owned subsidiary of Uniroyal Chemical Corporation which was a wholly owned subsidiary of C & K. Prior to the Merger, the Registrant and Uniroyal Chemical Corporation were each separate registrants making joint filings with the Securities and Exchange Commission.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

     (b) (1) Pro Forma Financial Information (Unaudited)

          (i) Unaudited Pro Forma Financial information reflecting the agreements between C & K and Bayer as discussed in Item 2 above.

          (ii) Unaudited Pro Forma Condensed Consolidated Statement of Earnings for the nine months ended September 26, 1998.

          (iii) Unaudited Pro Forma Condensed Consolidated Balance Sheet for the nine months ended September 26, 1998.

          (iv) Unaudited Pro Forma Condensed Consolidated Statement of Earnings for the year ended December 27, 1997.

          (v) Accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.








                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Uniroyal Chemical Company, Inc.



December 21, 1998                 By:/s/John T. Ferguson II
                                        John T. Ferguson II
                                        Vice President and
                                        General Counsel


 Uniroyal Chemical Company, Inc.


 Item 7(b)(1) Pro Forma Financial Information (Unaudited)

   The following unaudited pro forma financial information is based on the historical condensed consolidated financial statements of the Registrant giving effect to the terms of the agreement between Crompton & Knowles Corporation ("Parent") and Bayer AG Germany represented by its United States subsidiary, Bayer Corporation to form joint ventures to serve the agricultural seed treatment markets in Canada, Mexico and the United States as discussed in item 2. The unaudited pro forma financial statements and accompanying notes may not be indicative of the results that actually would have occurred if the transaction had taken place on the dates indicated nor do they represent a basis for assessing future performance. The unaudited pro forma financial statements should be used in conjunction with the historical statements of the Registrant.

   The unaudited pro forma condensed consolidated statements of earnings for the year ended December 27, 1997, and the nine months ended September 26, 1998, have been prepared on the assumption that the transaction had occurred at the beginning of the fiscal year of the Registrant. The principal adjustments relate to: (1) the recognition of the deconsolidation of the seed treatment business, (2) the recognition of equity in earnings from a 50 percent investment in the seed treatment joint ventures. The unaudited pro forma condensed consolidated statements of earnings do not include the non-recurring pre-tax gain of $150 million or benefits from the use of proceeds from the transaction.

   The unaudited pro forma condensed consolidated balance sheet at September 26, 1998, has been prepared on the assumption that the transaction had occurred on September 26, 1998. The principal adjustments relate to: (1) the recognition of the deconsolidation of the balance sheets related to the seed treatment business and the capitalization of the Registrant's 50 percent investment in the seed treatment joint ventures, (2) the recording of costs related to the transaction, (3) the recognition of the proceeds of $180 million.



UNIROYAL CHEMICAL COMPANY, INC.
Pro Forma Condensed Consolidated Statement of Earnings
Nine months ended September 26, 1998 (Unaudited)
(In thousands of dollars)

                                   Nine Months
                                      Ended
                                   September 26   Pro Forma Adjustments
                                   1998              1           2       Total


Net Sales                          $949,777     ($77,132)    $   -      $872,645

Cost of products sold               563,281      (37,005)        -       526,276
Selling, general and
 administrative                     137,789      (13,871)        -       123,918
Depreciation and amortization        49,835       (2,720)        -        47,115
Research and development             30,755       (3,472)        -        27,283

Operating profit                    168,117      (20,064)        -       148,053

Interest expense                     65,983          -           -        65,983
Other income                         (2,106)         (24)    (9,665)    (11,795)

Earnings before income
    taxes and extraordinary loss    104,240      (20,040)     9,665       93,865
Provision for income taxes           39,056       (7,615)     3,673       35,114

Earnings before
    extraordinary loss               65,184      (12,425)     5,992       58,751
Extraordinary loss on early
    extinguishment of debt          (21,651)         -           -      (21,651)

Net earnings                       $ 43,533     ($12,425)    $5,992     $ 37,100






                Uniroyal Chemical Company, Inc.
Notes To Pro Forma Condensed Consolidated Statement of Earnings
        Nine Months ended September 26, 1998 (Unaudited)

     (1) To recognize the deconsolidation of the seed treatment business per the joint ventures conducted with Bayer Corporation.

     (2) To record the equity in earnings from a 50 percent investment in the seed treatment joint ventures.




UNIROYAL CHEMICAL COMPANY, INC.
Pro Forma Condensed Consolidated Balance Sheet
September 26, 1998 (Unaudited)
(In thousands of dollars)



                  September 26,      Pro Forma Adjustments          Pro Forma
ASSETS                   1998           1           2          3    Results

Cash                $    2,798     $     -      $   -      $180,000   $  182,798
Accounts receivable    180,853       (7,924)        -          -         172,929
Inventories            232,695      (20,971)        -          -         211,724
Other current assets    52,023         (489)        -          -          51,534
 Total current assets  468,369      (29,384)        -       180,000      618,985

NON-CURRENT ASSETS
Property, plant
 and equipment         372,548       (4,812)        -          -         367,736
Costs in excess of
 acquired net assets   124,936      (11,619)        -          -         113,317
Other assets           220,643        5,436         -          -         226,079
                    $1,186,496     ($40,379)    $   -      $180,000   $1,326,117

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Notes payable       $   10,495     $    -       $   -      $   -      $   10,495
Accounts payable        98,678      (10,286)        -          -          88,392
Accrued expenses        93,641       (2,285)     3,380         -          94,736
Income taxes payable    32,567          -           -        60,100       92,667
 Total current
  liabilities          235,381      (12,571)     3,380       60,100      286,290

NON-CURRENT LIABILITIES
Long-term debt         474,638          -           -          -         474,638
Postretirement health
 care liability        140,630       (1,188)        -          -         139,442
Due to Parent          373,975          -           -          -         373,975
Other liabilities      139,904          -           -          -         139,904

STOCKHOLDERS' EQUITY (DEFICIT)
Additional
 paid-in capital       173,930          -           -          -         173,930
Accumulated deficit   (320,580)     (26,620)    (3,380)     119,900    (230,680)
Accumulated translation
 adjustment            (28,622)         -           -          -        (28,622)
Pension liability
 adjustment             (2,760)         -           -          -         (2,760)
 Total stockholders'
       deficit        (178,032)     (26,620)    (3,380)     119,900     (88,132)
                    $1,186,496     ($40,379)   $    -      $180,000   $1,326,117



                Uniroyal Chemical Company, Inc.
    Notes To Pro Forma Condensed Consolidated Balance Sheet
                 September 26, 1998 (Unaudited)

     (1) To deconsolidate the balance sheets related to the seed treatment business and record the capitalization of the Registrant's 50 percent investment in the seed treatment joint ventures.

     (2)  To record costs related to the transaction.

     (3) To record the investment of the proceeds from the transaction, and the applicable tax liability.






UNIROYAL CHEMICAL COMPANY, INC.
Pro Forma Condensed Consolidated Statement of Earnings
Year ended December 27, 1997 (Unaudited)
(In thousands of dollars)

                                Year Ended
                                December 27,   Pro Forma Adjustments
                                   1997            1           2       Total

Net Sales                      $1,183,289    ($100,939)    $   -    $1,082,350

Cost of products sold             727,102      (49,518)        -       677,584
Selling, general and
 administrative                   165,852      (15,633)        -       150,219
Depreciation and amortization      63,780       (3,623)        -        60,157
Research and development           40,699       (5,138)        -        35,561
Severance and other costs          10,000          -           -        10,000
Special environmental charge       13,500          -           -        13,500

Operating profit                  162,356      (27,027)        -       135,329

Interest expense                   96,011          (51)        -        95,960
Other income                      (26,541)        (177)   (12,980)     (39,698)

Earnings before income
    taxes and extraordinary loss   92,886      (26,799)    12,980       79,067
Provision for income taxes         35,323      (10,184)     4,932       30,071

Earnings before
    extraordinary loss             57,563      (16,615)     8,048       48,996
Extraordinary loss on early
    extinguishment of debt         (4,958)         -           -        (4,958)

Net earnings                   $   52,605     ($16,615)    $8,048   $   44,038





                Uniroyal Chemical Company, Inc.
Notes To Pro Forma Condensed Consolidated Statement of Earnings
            Year ended December 27, 1997 (Unaudited)

     (1) To recognize the deconsolidation of the seed treatment business per the joint ventures conducted with Bayer Corporation.

     (2) To record the equity in earnings from a 50 percent investment in the seed treatment joint ventures.